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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of PETROFINA S.A. on Form S-8 of our report dated March 26, 1998 appearing in the Annual Report on Form 20-F of PETROFINA S.A. for the year ended December 31, 1997.



                                                  August 6, 1998


                                                  THE STATUTORY AUDITOR


                                                  /s/ MICHEL C. VAES
                                                  --------------------------
                                                  /s/ DELOITTE & TOUCHE
                                                  Reviseurs d'Enterprises s.c.c
                                                  Represented by Michel C. Vaes